February 10, 1999

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Delta Funding Corporation Home Equity Loan Asset-Backed Certificates, Series 1998-4; File No. 333-51545.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Delta Funding Corporation under the Pooling and Servicing Agreement, dated as of November 30, 1998 (the "Pooling and Servicing Agreement") among Delta Funding Corporation, as seller and servicer (the "Seller" and the "Servicer", respectively), and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

          The Seller will form a Trust, and the Trust will issue Home Equity Loan Asset-Backed Certificates, Series 1998-4 (the "Certificates"). The Seller is offering only Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class IOF, Class A-1A, and Class B. The Trust will include a pool of fixed and adjustable rate mortgage loans that are secured primarily by first and second liens on residential properties. The mortgage loans are not insured or guaranteed by any person. The Certificates are obligations only of the Trust. MBIA Insurance Corporation will guarantee certain distributions on the offered Certificates, excluding the Class B Certificates. The Class B Certificates are not insured.

          The Certificates were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date as defined in the Indenture Agreement), a Current
          Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Delta Funding Corporation Home Equity Loan Asset-Backed Certificates, Series 1998-4.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  January 15, 1999


                              DELTA FUNDING CORPORATION
          (as seller and servicer under a Pooling and Servicing Agreement, dated as of November 30, 1998, providing for inter alia, the issuance of Home Equity Loan Asset-Backed Certificates, Series 1998-4.

                    DELTA FUNDING HOME EQUITY LOAN TRUST 1998-4
              (Exact name of Registrant as specified in its Charter)


                                     NEW YORK
                   (State or Other Jurisdiction of Incorporation)


              333-51545                                 11-2609517
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


              1000 WOODBURY ROAD
              WOODBURY, NEW YORK                        11797
              (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (516) 364-8500


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of January 15, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of November 30, 1998.


          Date:  February 10, 1999    By:  /s/ Judy L. Gomez
                                     Judy L. Gomez
                                     Assistant Vice President


                                   EXHIBIT INDEX


          Document


          Monthly Remittance Statement to the Certificateholders dated as of January 15, 1999.






Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-4

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1F 108,880,000.00 108,880,000.00     558,917.33   1,163,021.65   1,
>721,938.98           0.00           0.00 107,716,978.35
          A-2F  75,120,000.00  75,120,000.00     373,096.00           0.00
>373,096.00           0.00           0.00  75,120,000.00
          A-3F 133,200,000.00 133,200,000.00     703,740.00           0.00
>703,740.00           0.00           0.00 133,200,000.00
          A-4F  36,800,000.00  36,800,000.00     189,826.67           0.00
>189,826.67           0.00           0.00  36,800,000.00
          B     14,000,000.00  14,000,000.00      78,750.00           0.00
> 78,750.00           0.00           0.00  14,000,000.00
          IOF *117,000,000.00 117,000,000.00     585,000.00           0.00
>585,000.00           0.00           0.00 117,000,000.00
          A-1A  32,000,000.00  32,000,000.00     126,244.44     105,131.90
>231,376.34           0.00           0.00  31,894,868.10
          R-1            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-2            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          R-3            0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         400,000,000.00 400,000,000.00   2,615,574.44   1,268,153.55   3,
>883,727.99           0.00           0.00 398,731,846.45

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                 CURRENT       RATES
                                   PRINCIPAL
>               PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL       BALANCE         CURRENT           NEXT

          A-1F 24763LEP1        1,000.000000       5.133333      10.681683
> 15.815016     989.318317       6.160000%      6.160000%
          A-2F 24763LEQ9        1,000.000000       4.966667       0.000000
>  4.966667   1,000.000000       5.960000%      5.960000%
          A-3F 24763LER7        1,000.000000       5.283333       0.000000
>  5.283333   1,000.000000       6.340000%      6.340000%
          A-4F 24763LES5        1,000.000000       5.158333       0.000000
>  5.158333   1,000.000000       6.190000%      6.190000%
          B    24763LEU0        1,000.000000       5.625000       0.000000
>  5.625000   1,000.000000       6.750000%      6.750000%
          IOF *24763LEV8        1,000.000000       5.000000       0.000000
>  5.000000   1,000.000000       6.000000%      6.000000%
          A-1A 24763LET3        1,000.000000       3.945139       3.285372
>  7.230511     996.714628       6.175000%      5.600000%
          R-1  DF9804101            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          R-2  DF9804102            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          R-3  DF9804103            0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


     This statement is also available on Bankers Trust's website, online.banker >strust.com/invr.
     We begin posting statements to the website at 7:00 p.m. Eastern Standard T >ime on the business day before each distribution date.

     *  BALANCE REPRESENTS THE NOTIONAL BALANCE
SELLER:                       Delta Funding Corporation                    ADMI
>NISTRATOR:                Joyce Santiago
SERVICER:                     Delta Funding Corporation
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers Asset-Backed Securities
>                           3 Park Plaza
RECORD DATE:                  December 31, 1998
>                          Irvine, CA 92614
DISTRIBUTION DATE:            January 15, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-4

Statement  To  Certificateholders


Distribution Date:            January 15, 1999

GROUP I                                                          30-59
> 60-89           90+
DELINQUENT LOAN INFORMATION                                      DAYS
> DAYS           DAYS                      FORECLOSURES
PRINCIPAL BALANCE                                             6,563,960.36   1,
>515,554.66           0.00                          0.00
NUMBER OF LOANS                                                         73
>        14              0                             0
PERCENTAGE OF LOANS                                                 0.0179%
>   41.2756%        0.0000%                        N/A
GROUP I
REO LOAN INFORMATION
PRINCIPAL BALANCE
>                                                   0.00
NUMBER OF LOANS
>                                                      0
PERCENTAGE OF LOANS
>                                                  N/A


GROUP I CERTIFICATE INFORMATION

AVAILABLE FUNDS FOR CERTIFICATE GROUP 1
>                                           3,635,986.44

SERVICING FEES
>                                              76,421.17
PREMIUM AMOUNT
>                                              30,975.00
REIMBURSEMENT AMOUNTS TO CERTIFICATE INSURER
>                                                   0.00

CERTIFICATE GROUP BALANCE AFTER DISTRIBUTION - Group 1
>                                         437,834,493.13

THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS BEFORE DISTRIBUTION
>                                         368,000,000.00
THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS AFTER DISTRIBUTION
>                                         367,179,376.79

OVERCOLLATERALIZATION AMOUNT FOR DISTRIBUTION
>                                             400,140.74
REQUIRED OVERCOLLATERALIZATION AMOUNT FOR DISTRIBUTION
>                                           6,000,000.00

AMOUNT OF INSURED PAYMENTS
>                                                       0

NUMBER OF MORTGAGE LOANS THAT WERE SUBJECT TO PRINCIPAL PREPAYMENTS
>                                                      4
PRINCIPAL BALANCE OF MORTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
>                                             529,516.00

AMOUNT OF CURTAILMENTS RECEIVED DURING DUE PERIOD
>                                                   0.00

THE PRINCIPAL PORTION OF ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD
>                                             288,312.58
THE INTEREST PORTION OF ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD
>                                           1,494,848.88

THE AMOUNT OF MONTHLY ADVANCES TO BE MADE ON DETERMINATION DATE
>                                             799,847.88
THE AMOUNT OF COMPENSATING INTEREST TO BE MADE ON DETERMINATION DATE
>                                                 680.30

THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY
>                                                    324
THE WEIGHTED AVERAGE LOAN RATE
>                                                 0.0000%

THE AMOUNT OF ALL PAYMENTS OR REIMBURSEMENTS TO SERVICER
>                                                   0.00

NUMBER OF LOANS OUTSTANDING PRIOR TO DISTRIBUTION
>                                                      0
NUMBER OF LOANS OUTSTANDING AFTER DISTRIBUTION
>                                                  3,806

                                                                Page 2 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-4

Statement  To  Certificateholders


Distribution Date:            January 15, 1999


GROUP I CERTIFICATE INFORMATION (con't)

THE AMOUNT OF LIQUIDATION LOAN LOSSES
>                                                   0.00
LOAN LOSSES AS A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE
>                                                 0.0000%
CUMULATIVE NET LOSSES AS A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE
>                                                 0.0000%


                                                                Page 3 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-4

Statement  To  Certificateholders


Distribution Date:            January 15, 1999

GROUP II                                                         30-59
> 60-89           90+
DELINQUENT LOAN INFORMATION                                      DAYS
> DAYS           DAYS                      FORECLOSURES
PRINCIPAL BALANCE                                               631,497.28
> 49,500.00           0.00                          0.00
NUMBER OF LOANS                                                          8
>         1              0                             0
PERCENTAGE OF LOANS                                                 0.1976%
>    0.1549%        0.0000%                        N/A
GROUP II
REO LOAN INFORMATION
PRINCIPAL BALANCE
>                                                   0.00
NUMBER OF LOANS
>                                                      0
PERCENTAGE OF LOANS
>                                                    N/A


GROUP II CERTIFICATE INFORMATION

AVAILABLE FUNDS FOR CERTIFICATE GROUP 2
>                                             282,316.55

SERVICING FEES
>                                               4,511.23
PREMIUM AMOUNT
>                                               2,800.00
REIMBURSEMENTS TO CERTIFICATE INSURER
>                                                   0.00

CERTIFICATE GROUP BALANCE AFTER DISTRIBUTION - Group 2
>                                          28,523,528.62

THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS BEFORE DISTRIBUTION
>                                          32,000,000.00
THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS AFTER DISTRIBUTION
>                                          31,952,610.41

AMOUNT OF INSURED PAYMENTS
>                                                   0.00

NUMBER OF MORTGAGE LOANS THAT WERE SUBJECT TO PRINCIPAL PREPAYMENTS
>                                                      1
PRINCIPAL BALANCE OF MORTGAGE LOANS SUBJECT TO PRINCIPAL PREPAYMENTS
>                                              37,450.00

AMOUNT OF CURTAILMENTS RECEIVED DURING DUE PERIOD
>                                                   0.00

THE PRINCIPAL PORTION OF ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD
>                                               9,514.82
THE INTEREST PORTION OF ALL MONTHLY PAYMENTS RECEIVED DURING DUE PERIOD
>                                              88,058.75


THE AMOUNT OF MONTHLY ADVANCES TO BE MADE ON DETERMINATION DATE
>                                             126,923.38
THE AMOUNT OF COMPENSATING INTEREST TO BE MADE ON DETERMINATION DATE
>                                                   0.00

THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY
>                                                    359
THE WEIGHTED AVERAGE LOAN RATE
>                                                 0.0000%
ONE MONTH LIBOR
>                                                 5.5750%

THE AMOUNT OF ALL PAYMENTS OR REIMBURSEMENTS TO SERVICER
>                                                   0.00

NUMBER OF LOANS OUTSTANDING PRIOR TO DISTRIBUTION
>                                                      0
NUMBER OF LOANS OUTSTANDING AFTER DISTRIBUTION
>                                                    375

                                                                Page 4 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company
Delta Funding Home Equity Loan Trust
Asset-Backed Certificates
 Series 1998-4

Statement  To  Certificateholders


Distribution Date:            January 15, 1999


GROUP II CERTIFICATE INFORMATION (con't)

THE AMOUNT OF LIQUIDATION LOAN LOSSES
>                                                   0.00
LOAN LOSSES AS A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE
>                                                 0.0000%
CUMULATIVE NET LOSSES AS A PERCENTAGE OF THE INITIAL COLLATERAL BALANCE
>                                                 0.0000%



LIBOR CARRYOVER SHORTFALL AMOUNT
>                                                   0.00

ALLOCATED PREFUNDED AMOUNT
>                                         2247280921.0000%


                                                                Page 5 of 5
>                            (c) COPYRIGHT 1999 Bankers Trust Company